                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
             Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                             Dated  February 6, 1996
  Filed by the  registrant [x]
  Filed by a party other than the registrant [ ]

  Check the appropriate box:

   [x] Preliminary proxy statement
   [ ] Definitive proxy statement
   [ ] Definitive additional materials
   [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule
       14a-12

                          BUTLER MANUFACTURING COMPANY
                (Name of Registrant as Specified in Its Charter)

                          BUTLER MANUFACTURING COMPANY
                   (Name of Person(s) Filing Proxy Statement)

  Payment of filing fee (Check the appropriate box):

   [x] $125 per Exchange Act Rule 0-11(e)(1)(ii), 14a-6(i)(1),
       OR 14a-6(j)(2).
   [ ] $500 per each party to the  controversy  pursuant to Exchange  Act Rule
       14a-6(i)(3).
   [ ] Fee computed on table below per Exchange Act Rules 14a-
       6(i)(4) and 0-11.
       (1) Title of each class of securities to which
           transaction applies: N/A
       (2) Aggregate number of securities to which transaction
           applies: N/A
       (3) Per unit price or other underlying value of
           transaction computed pursuant to Exchange Act Rule
           0-11: N/A   (1)
       (4) Proposed maximum aggregate value of transaction: N/A
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
       (1) Amount previously paid:
       (2) Form, schedule or registration statement no.:
       (3) Filing party:
       (4) Date filed:


------------------
  (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                           PRELIMINARY PROXY MATERIALS

                    BUTLER MANUFACTURING COMPANY
                    BMA Tower - Penn Valley Park
                         (P.O. Box 419917)
                  Kansas City, Missouri 64l4l-0917

                           March 11, 1996

             NOTICE  OF  ANNUAL  MEETING OF STOCKHOLDERS
                        AND  PROXY  STATEMENT

To the Stockholders:

     The annual meeting of stockholders of Butler Manufacturing Company will be held at Atkins Auditorium, Nelson-Atkins Museum of Art, 4525 Oak Street, Kansas City, Missouri, on Tuesday, April 16, l996, beginning at 9:30 a.m., local time for the following purposes:

l. To elect three directors each for a three year term expiring in 1999;

2. To amend the Restated Certificate of Incorporation of Butler Manufacturing Company to increase the authorized number of shares of common stock from 13 million shares to 20 million shares.

3.   To approve the Butler Manufacturing Company Stock Incentive
     Plan of 1996.

4.   To approve the Butler Manufacturing Company Director Stock
     Compensation Program.

5. To transact such other business as may properly come before the meeting.

         Holders of Common Stock of record on the books of the Company at the close of business on February 20, 1996, will be entitled to vote at the meeting or any adjournment thereof. A list of stockholders of the Company as of the close of business on February 20, 1996, will be available for inspection during business hours from April 1, 1996 through the close of business on April 15, 1996 at the Company's offices at BMA Tower, Kansas City, Missouri and will also be available at the meeting.

         Stockholders are requested to complete, sign, date and mail promptly in the enclosed envelope the accompanying proxy so that, if you are unable to attend the meeting, your shares may nevertheless be voted.

                           By Order of the Board of Directors,


                           ROBERT H. WEST
                           Chairman of the Board


                           RICHARD O. BALLENTINE
                           Vice President, General Counsel
                           and Secretary

                              PROXY  STATEMENT

         This Proxy Statement is being furnished in connection with the solicitation of proxies for use at the Company's 1996 annual meeting of stockholders on April 16, 1996, as set forth in the preceding Notice. It is expected that this Proxy Statement and enclosed form of Proxy will be mailed to stockholders commencing March 11, 1996. A returned Proxy will not be exercised if you attend the meeting and choose to cast a ballot, or if you should otherwise give written notice of revocation at any time before it is exercised.

         Holders of common stock of record at the close of business on February 20, 1996, are entitled to vote at the meeting. As of February 20, 1996, there were _______ shares of common stock outstanding, each share being entitled to one vote. As of February 20, there were no shares of Class A or Class 1 Preferred Stock issued or outstanding.

     Stockholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy in order to constitute a quorum to conduct business at the meeting. The following proposals will be submitted to the Stockholders at the meeting: the election of three directors; the approval of an amendment to the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock from 13 million shares to 20 million shares; the approval of the Butler Manufacturing Company Stock Incentive Plan of 1996 ("Plan") and the approval of the Butler Manufacturing Company Director Stock Compensation Program ("Program"). If any other matters are properly brought before the meeting, the enclosed proxy permits the stockholder to give discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

     YOU ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS TO SIGN, DATE AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE, which is postage-paid if mailed in the United States.

     Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum at the Annual Meeting. Abstentions will be treated as shares present and entitled to vote for purposes of any matter requiring the affirmative vote of a majority or other proportion of the shares present and entitled to vote. With respect to shares relating to any proxy as to which a broker non-vote is indicated on a proposal, those shares will not be considered present and entitled to vote with respect to any such proposal. With respect to any matter brought before the Annual Meeting requiring the affirmative vote of a majority or other proportion of the outstanding shares, an abstention or non-vote will have the same effect as a vote against the matter being voted upon.

     You may revoke your proxy at any time before it is actually voted at the Annual Meeting by (i) delivering written notice of revocation to the Secretary of the Company, (ii) submitting a subsequently dated proxy, or (iii) attending the meeting and withdrawing the proxy. Each unrevoked proxy card properly executed and received prior to the close of the voting will be voted as indicated. Where specific instructions are not indicated, the proxy will be voted FOR the election of all directors as nominated and FOR all other proposals recommended by the Board of Directors.

                       ELECTION  OF  CLASS  A DIRECTORS

Nominees.

     A primary purpose for this year's annual meeting is the election of three Class A Directors, each for terms of three years expiring at the Annual Meeting of Stockholders for 1999. The terms of the other two classes of directors do not expire until 1997 (Class B) and 1998 (Class C). Persons elected as directors continue to hold office until their terms expire or until their successors are elected and are qualified.

Voting.

     By checking the appropriate box on your proxy card you may (i) vote for all of the director nominees as a group; (ii) withhold authority to vote for all director nominees as a group; or (iii) vote for all director nominees as a group except those nominees you identify in the line provided for that choice. The three nominees for director who receive the highest number of votes cast will be elected as directors.

                                 CLASS  A  NOMINEES
                              (Terms will expire 1999)


  [Photo of Mr. Bernthal]  HAROLD G. BERNTHAL

                           Chairman, CroBern, Inc., Member of the Board
                           Organization and Compen-sation and Benefits
                           Committees.

                           Bernthal, age 67, has been a Director since 1979. He has been Chairman of CroBern, Inc., a health care management and investment company, since 1986. Mr. Bernthal served as Vice Chairman, President and Chief Operating Officer of American Hospital Supply Corporation from 1974 through 1985. He is also a director of Nalco Chemical Company and National Standard Company and a Governing Member, Chicago Symphony Orchestra.



     [Photo of Mr. Haw]    C. L. WILLIAM HAW

                           President and Chief Executive Officer of National Farms, Inc. Chairman of the Compensation and Benefits Committee and a member of the Board Organization and Executive Committees.

                               Haw, age 57, has been a Director  since 1983.  He
                           has been employed as the President and Chief Executive Officer of National Farms, Inc., a diversified agricultural production company, since 1974. He is also a director of Commerce Bank of Kansas City, N.A. and an Executive Committee member of the American Royal.



  [Photo of Mr. Pratt]     DONALD H. PRATT

                           President; member of the Executive Committee.

                               Pratt, age 58, has been a Director since 1979. He
                           joined Butler in 1965, became Executive Vice President in 1980, and President of the Company in 1986. Mr. Pratt is also a director of Twentieth Century Mutual Funds and is a trustee of the Kansas City Art Institute and Midwest Research Institute. He serves on the FFA Sponsors Advisory Board.

                            CLASS  B  DIRECTORS
                            (Terms expire 1997)

    [Photo of Mr. Cook]    ROBERT E. COOK

                           President and Chief Executive Officer of American Yard Products, Inc.; Chairman of the Audit Committee and member of the Compensation and Benefits Committee.

                               Cook,  age 52,  has been a director  since  July,
                           1987.  He has  been  President  and  Chief  Executive
                           Officer of American Yard Products, Inc. (formerly Roper Corporation), a manufacturer of outdoor power equipment, since 1983 and Chief Executive Officer since 1985.


   [Photo of Ms. Rogala]   JUDITH A. ROGALA

                           Executive Vice President, Business Services Division, Office Depot Inc.; Member of the Audit and Compensation & Benefits Committees.

                               Rogala,  age 54, a director  since 1989, has been
                           Executive Vice President, Business Services Division, Office Depot Inc. since June, 1994. From 1992 to 1994, she was the CEO and President of EQ-The Environmental Quality Company, a management services company for several affiliated companies specializing in hazardous and solid waste management, energy recovery and hydraponic agriculture. From 1990 to 1992, she was the CEO and President of Flagship Express, Inc., a holding Company and Flagship Express Services, Inc., an air express company. From 1980 to 1990, Ms. Rogala was a Senior Vice President for Federal Express Corporation. She is a member of the Board of Advisors, Dry Storage Corporation and a member of the Economic Club of Chicago.

    [Photo of Mr.
      Reintjes]            ROBERT J. REINTJES, SR.

                           President and Chief Executive Officer, Geo. P. Reintjes Co., Inc.; Member of the Audit and Compensation and Benefits Committees.

                               Reintjes, age 64, has been President and Chief
                           Executive Officer of Geo. P. Reintjes Co., Inc. of Kansas City, Missouri for over 20 years. Geo. P. Reintjes Co., Inc. is a specialty contracting firm which installs refractories and weld overlay in basic industries. He is also a director of Midwest Grain Products, Inc. and Commerce Bank of Kansas City, N.A. and is a trustee of the Francis Families Foundation, Midwest Research Institute, and Benedictine College. He is Chairman of the Kansas City Crime Commission.

                           CLASS  C  DIRECTORS
                           (Terms expire 1998)

   [Photo of Mr. Hallene]  ALAN M. HALLENE

                           Retired. Former President, Montgomery Elevator International; Chairman of the Board Organization Committee and member of the Audit Committee.

                               Hallene, age 67, has been a Director since 1979.
                           He served as a director of Montgomery Elevator Company from 1960 to 1994 and President, Montgomery Elevator International from 1989 to his retirement in November, 1994. Mr. Hallene is also a director of Pella Corporation, John D. and Catherine T. MacArthur Foundation, First Midwest Bancorp and University of Illinois Foundation. He is a trustee of the Butterworth Memorial Trust.




  [Photo of Mr. Powell]    GEORGE  E. POWELL, JR.

                           Chairman of the Board, Yellow Corporation; Member of the Audit, Board Organization and Executive Committees.

                               Powell,  age 69, has been a Director  since 1965.
                           Mr. Powell has been Chairman of the Board of Yellow Corporation, a freight transportation company, and its predecessor, Yellow Freight Systems, Inc., of Delaware, since 1968. He is also a director of First America Financial Corporation. He is President of Powell Gardens, Inc., a trustee of Midwest Research Institute and a director of the Kansas City Symphony.




     [Photo of Mr. West]   ROBERT H. WEST

                           Chairman of the Board and Chief Executive Officer; Chairman of the Executive Committee and member of the Board Organization Committee.

                           West, age 57, has been a Director since 1975.
                           He joined Butler in 1968, became President in 1978 and Chairman of the Board in 1986. Mr. West is a director of Commerce Bancshares, Inc., Burlington Northern Santa Fe Corporation, Kansas City Power & Light Company, and St. Luke's Hospital. He is a trustee of the University of Missouri at Kansas City.

Certain Information Concerning the Board and Its Committees

     The Board has four standing committees: (1) the Audit Committee, (2) the Executive Committee, (3) the Board Organization Committee, and (4) the Compensation and Benefits Committee. All committees consist of non-employee directors except the Executive and Board Organization Committees. The primary functions of the committees are described below.

     During 1995, the Board met 6 times and the various committees met as follows: Compensation and Benefits - 3 times; Audit - 2 times; Board Organization - 1 time; and the Executive Committee had no meeting. The average attendance at the aggregate of all board and committee meetings was 95%. All directors attended 82% or more of such meetings.

     Non-employee directors are paid $18,000 per annum, $1,000 for attendance at each board and committee meeting and for attendance in connection with special assignments. Attendance by means of conference telephone is compensated at the rate of $1,000 per meeting. Travel allowances are provided where appropriate. The Company provides $50,000 of accidental death and of term life insurance for each non-employee director while the director serves as such and thereafter for those who have served for more than ten years. Directors who are employees of the Company receive no director compensation.

     The Audit Committee recommends to the Board an independent accountant to audit the books and records of the Company and its subsidiaries for the year. It also reviews, to the extent it deems appropriate, litigation and pending claims, the scope, plan and findings of the independent accountant's annual audit and internal audits, recommendations of the auditor, the adequacy of internal accounting controls and audit procedures, the Company's audited financial statements, non-audit services performed by the independent auditor, and fees paid to the independent auditor for audit and non-audit services. The Audit
Committee also monitors compliance with the Company's policies concerning business conduct.

     The Executive Committee acts for the Board of Directors upon matters requiring action before the next Board meeting.

     The Board Organization Committee recommends to the Board qualifications for new director nominees, candidates for nomination, the structure of Board committees, the review of director performance and policies concerning compensation and length of service. The Committee considers written recommendations from stockholders concerning these subjects and suggests that they be addressed to the Secretary of the Company. Recommendations for director nominees should provide pertinent information concerning the candidate's background and experience.

     A description of the Compensation and Benefits Committee's responsibilities is set out under "COMPENSATION AND BENEFITS COMMITTEE.".

Nominating Procedures

     The Company's Bylaws establish a procedure for the nomination of candidates for election to the Board of Directors. Nominations may be made at an annual meeting of stockholders pursuant to the Corporation's notice of meeting, by or at the direction of the Board of Directors, or by any stockholderof the Corporation who was a stockholder of record at the time of giving of notice, who is entitled to vote at the meeting and who complied with the notice procedures set forth. Notice of proposed stockholder nominations for election of directors must also be given to the Secretary not less than 70 days nor more than 90 days before the anniversary date of the last annual meeting for annual meetings and not less than ten days after notice to stockholders for any special meeting for the election of Directors. The notice must contain certain information about each proposed nominee, including his/her age, business and residence addresses and principal occupation, the number of shares of capital stock of the Company beneficially owned by the nominee and such other information as would be required to be included in a proxy statement. Provision is also made for substitution of nominees should a designated nominee be unable or unwilling to stand for election at the meeting. If the Chairman of the meeting of stockholders determines that a nomination was not made in accordance with these procedures, the nomination shall be void. The advance notice requirement permits the Board to inform stockholders in a timely manner about the qualifications of the proposed nominees.

                          BENEFICIAL OWNERSHIP TABLE

     The following table sets forth information regarding beneficial ownership of Butler common stock by all present directors and the executive officers who are listed in the Summary Compensation Table. The table reports ownership as of February_1, 1996. Except as indicated, no director or executive officer beneficially owns as much as one percent of all outstanding Butler common stock. The table also sets forth the number of shares beneficially owned and the percentage of ownership of Butler common stock by all directors and executive officers as a group and by each person who was known by the Company to own beneficially as much as five percent of the total outstanding shares of Butler common stock as of February 1, 1996.

                           Amount and Nature                  Percent of
                           of Beneficial                      Common Stock
       Stockholder            Ownership                          Owned
       -----------            ---------                          -----
     Robert H. West (a) ...... ______
     Donald H. Pratt (b) ..... ______
     Harold G. Bernthal ......  9,150
     Robert E. Cook ..........  9,000
     Alan M. Hallene .........  3,600
     C. L. William Haw .......  6,000
     George E. Powell, Jr..... 24,000
     Robert J. Reintjes, Sr...  2,040
     Judith A. Rogala.......... 1,350
     Richard O. Ballentine (c).______
     John J. Holland (d)...... ______
     Richard S. Jarman (e).... ______

     All directors and
      Executive Officers as a
      Group of 23(f)           _______                            ___%

     Trustee of Butler
      Manufacturing Company
      Employee Stock Ownership
      Plan Trust (ESOP) (g)..  _______                            ___%

     Ryback Management
      Corporation (h) ....      ______                            ___%

     FMR Corp. and Edward C.
      Johnson 3d(i)...........  ______                            ___%

     For purposes of the table a person is deemed to be a beneficial owner of shares if the person has or shares the power to vote or dispose of them, or if the person has the right to acquire such power within sixty days through the exercise of a stock option or otherwise ("stock acquisition rights").

     Unless otherwise indicated in the footnotes below, each person had sole voting and investment power over the shares listed under "Amount and Nature of Beneficial Ownership" above. Percentage of ownership is calculated on the basis of 7,582,532 shares outstanding at February 1, 1996, plus the number of shares subject to stock acquisition rights for those persons and groups holding such rights. The stockholders disclaim beneficial ownership in the shares described in the footnotes as being "held by" or "held for the benefit of" other persons.

   (a) Includes _____ shares allocated to Mr. West's account under the ESOP and 239 shares held by a member of Mr. West's family. Mr. West shares no voting and investment power with respect to the 239 shares.

   (b) Includes _______ shares allocated to Mr. Pratt's account under the ESOP.

   (c) Includes 9,337 shares subject to exercisable outstanding stock options, _____ shares allocated to Mr. Ballentine's account under the ESOP and 90 shares held by a member of Mr. Ballentine's family. Mr. Ballentine shares voting and investment power with respect to the 90 shares.

   (d) Includes 15,000 shares subject to exercisable outstanding stock options and _____ shares allocated to Mr. Holland's account under the ESOP.

   (e) Includes 59,220 shares subject to exercisable outstanding stock options and ______ shares allocated to Mr. Jarman's account under the ESOP.

   (f) Includes 165,099 shares subject to exercisable outstanding stock options and ______ shares allocated to the accounts of officers under the ESOP.

   (g) The shares are held for the benefit of Plan participants. The amount and percent do not include shares mentioned in the preceding footnotes which are allocated to the accounts of officers. Under the Plan, the trustee passes on to participants voting and permitted reinvestment decisions as to allocated shares.

   (h) Ryback Management Corporation is an investment advisor for Lindner Fund, Inc., Lindner Dividend Fund and Lindner Investment Series who hold the stock and who report sole voting and investment power with respect to all of the _______ shares. The address of Ryback Management Corporation is 7711 Corondelet Avenue, St. Louis, Missouri 63105.

   (i) FMR Corp. is the owner of Fidelity Management Trust Company (a Bank that beneficially owns _______ shares of the Company's Common Stock for institutional accounts) and Fidelity Management Research Company [an investment advisor to several investment companies (the"Funds") which beneficially own _____ shares]. Fidelity Management Research Company is also a sub-advisor to Fidelity American Special Situations Trust("FASST") whose advisor is a subsidiary of Fidelity International Limited ("FIL"). FASST reports ownership of an additional ____ shares of the Company's Common Stock. FMR Corp. reports that it is controlled by the family of Edward C. Johnson 3d. Mr. Johnson is Chairman of FMR Corp. and reports ownership of ____% of FMR Corp. FMR Corp. and Edward C. Johnson claim sole voting and dispositive power with respect to ______ shares of the
 ______ reported shares. FIL and FMR Corp. report sole power to vote and dispose of the remaining ______ shares held by FASST. The address of FMR Corp. is 82 Devonshire Street, Boston, Mass. 02109.

                      COMPENSATION AND BENEFITS COMMITTEE

     The Compensation and Benefits Committee ("Committee") is composed of five independent outside directors. It is the Committee's responsibility to assure that the Company's policies regarding executive compensation are followed, to recommend changes to the policies, to recommend to the Board the compensation of the Chief Executive Officer and of the President, to review compensation plans for other executive officers and management personnel as recommended by the Chief Executive Officer, and to administer the Company's stock incentive plans. The Committee also reviews proposals concerning the adoption of or material changes to Company pension plans, the financial condition of each plan and the investment performance of each investment advisor. It recommends to the Board the amount of the Company's annual contribution to the Employee Stock Ownership Plan. The Committee also recommends to the Board the appointment of plan trustees and approves the appointment of investment advisors and actuaries.

Compensation Committee Interlocks and Insider Participation

     Messrs. Bernthal, Cook, Reintjes and Haw and Ms. Rogala serve as members of the Committee. No Committee member is an officer or former officer of the Company. No Committee or board member has been or is an executive of another company on whose board a Butler executive sits.

               REPORT OF THE COMPENSATION AND BENEFITS COMMITTEE
                           ON EXECUTIVE COMPENSATION

     Following is the Compensation and Benefits Committee's Report on the Company's compensation policies and practices with respect to compensation for executive officers.

     Compensation Policies Applicable To Butler's Executive Officers. It is the Company's policy that executive officers receive total compensation that is appropriate in light of business unit and corporate performance, and the executive's performance in achieving both annual and strategic goals and that is competitive with compensation levels of companies of comparable type and size. Each factor is considered in arriving at total compensation with business unit performance given greater weight for business unit executives and corporate performance for corporate executives.

     Because of the cyclical nature of the Company's business, the Committee's policy is to conservatively manage fixed compensation and emphasize variable, results-oriented compensation, to achieve a competitive total compensation package for executives. The Committee considers total remuneration data on an annual basis to ensure that the Company is appropriately aligned with the market for executive talent. Companies with whom the Committee compares compensation are companies in the same or related industry as the Company and durable goods manufacturing companies of comparable size as surveyed and reported by independent consulting organizations. While the Committee does not attempt to set executive compensation at any particular competitive level, survey data
                                         9
indicates that the Company's executive compensation is usually below the midpoint of the compensation paid by such comparable companies.

     The key elements of executive compensation are base salary, annual bonus and stock options.

     Base salaries for executives are set subjectively within salary ranges which are established for each position based on the surveys mentioned above. Factors typically considered by the Committee in setting base salaries are the CEO's recommendation, individual performance, leadership, tenure and length of time since the last salary adjustment.

     The Company's executive officers are eligible for an annual incentive cash bonus. Bonus amounts are discretionary and are based on corporate affordability and on achievement of business unit and corporate pretax operating earnings objectives. At the beginning of each year, threshold and target levels of pretax operating earnings for the year are established for the Company and each business unit. Normally, no bonus is awarded unless the threshold level of pretax earnings is met. If the threshold level is met, the Committee will consider bonuses ranging from 5 to 75% of annual base pay depending on how close actual pretax operating earnings are to the established targets. The Committee may also consider individual non-financial performance in determining final amounts of any discretionary bonus awards.

     Long-term incentives are provided exclusively through the grant of stock options. Throughout its ninety-five year history, the Company has had a strong tradition of employee stock ownership at all organizational levels. The belief has been that employee stock ownership encourages close identity of interests among shareholders, executives and operating personnel. Stock options are granted at current market price so that executive rewards accrue only as shareholder value increases. The Company believes that as a long-term incentive the Company's stock price provides an appropriate yardstick by which to measure and reward executive performance.

     In setting executive compensation, the Committee takes into account a number of other factors including pension benefits, supplemental retirement benefits, insurance and other benefits, that are described in this Proxy Statement.

Committee's Bases for the CEO's Compensation for 1995, Including the Factors and Criteria Upon Which the CEO's Compensation Was Based. With respect to the salary paid to Mr. West with respect to 1995, the Committee took into consideration, in addition to the factors mentioned above, the following: the annual salaries of chief executive officers of the comparable companies described above; the Company's level of profitability in 1994; and Mr. West's leadership in setting and effecting the long term strategic growth of the Company.

     In 1995, the Company exceeded its target pretax operating earnings goal. Based on these results, Mr. West was awarded a bonus of $207,000, as compared to a bonus of $166,000 for 1994. In awarding this bonus, the Committee also considered Mr. West's role in promoting the long-term strategic growth of the Company.

     This report is made over the name of each member of the Committee, namely Harold G. Bernthal, Robert E. Cook, C.L. William Haw, Robert J. Reintjes, Jr., and Judith A. Rogala.

                         SUMMARY COMPENSATION TABLE

     The table below shows all plan and non-plan compensation awarded to, earned by, or paid to the Company's Chief Executive Officer and its four most highly compensated executive officers other than the CEO, for services rendered to the Company and its subsidiaries during the periods indicated.

--------------------------------------------------------------------------------
                                                                   ALL OTHER
                                                LONG-TERM         COMPENSATION
                                ANNUAL         COMPENSATION       ($)
                             COMPENSATION         STOCK
NAME AND                   ________________      OPTIONS
PRINCIPAL POSITION   YEAR  SALARY     BONUS      GRANTED            (1)
-------------------------------------------------------------------------------
Robert H. West       1995  $345,000 $207,000      None               $
Chairman of the      1994  $332,000 $166,000      None               $296,710
Board and Chief      1993  $321,000  $80,000      None                 $4,622
Executive Officer
--------------------------------------------------------------------------------
Donald H. Pratt      1995  $269,000 $148,000      None               $
President            1994  $259,000 $130,000      None               $202,070
                     1993  $251,000  $38,000      None                 $2,001
--------------------------------------------------------------------------------
Richard O.Ballentine 1995  $154,000  $77,000      None               $
Vice President,      1994  $149,000  $75,000      None                $21,419
General Counsel,     1993  $144,000  $20,000      None                 $3,386
and Secretary
--------------------------------------------------------------------------------
John J. Holland      1995  $158.000  $97,000      None               $
Vice President-      1994  $149,000  $75,000      None                $46,846
Finance              1993  $135,000  $34,000      None                 $2,191
--------------------------------------------------------------------------------
Richard S. Jarman    1995  $193,000  $97,000      None               $
President, Bldgs.    1994  $187,000  $75,000      None               $225,408
Division             1993  $180,000   $8,000      None                 $1,462
--------------------------------------------------------------------------------
(1) * To offset its obligations under the Company's Supplemental Retirement Benefit Plan for executives whose retirement benefit cannot be fully funded through the Company's Base Retirement Plan for Salaried Employees, the Company has agreed to pay the premiums for policies of split dollar life insurance on the lives of such executives. Included in this column is the value of premiums paid in 1995 for Mr. West of $_____, for Mr. Pratt of $_____, for Mr.Ballentine of $______, for Mr. Holland of $______ and for Mr. Jarman of $_______.

       o Includes the amount of the Company's 1995 contribution to the Employee Stock Ownership Plan Trust and forfeitures allocated to the named executive officer's account. $____ and __ share were allocated to Mr. West's account; $_____ and __ share to Mr. Pratt's; $___and one share to Mr. Ballentine's; and $___ and one share to Mr. Holland's and Mr. Jarman's accounts.

       o Includes $210 for insurance premiums paid by the Company in 1995 with respect to term life insurance for each named executive officer.

       o Includes the Company's 25% matching contribution for 1995 to the named executive officer's account in the Butler Employees' Savings Trust
          (a 401(k) plan). $_____ was allocated to Mr. West's account, $____ to Mr. Pratt's, $____ to Mr. Ballentine's, $_____ to Mr. Holland's and $____ to Mr. Jarman's.

                      AGGREGATED OPTION/SAR EXERCISES AND
                    FISCAL YEAR-END OPTION/SAR VALUE TABLE

       The following table sets out the number of exercised and unexercised options and the value of all such in-the-money options held by the named executive officers at December_31, 1995. The Company has no Stock Appreciation Rights (SARs) outstanding.

-------------------------------------------------------------------------------------------------------------------------------
                                                 Number of Unexercised           Value of  Unexercised
             Shares      1995 Stock  Option             Options                   In-The-Money Options
                              Exercises
  Name      Acquired      Value Realized (1)      at December 31, 1995           at December 31, 1995 (1)
                           ----------------------------------------------------------------------------------------------------
           On Exercise   Aggregate Annualized   Exercisable  Unexercisable     Exercisable   Unexercisable
               (#)                    (2)
-----------------------------------------------------------------------------------------------------------------------------------
R. H. West  181,978      $3,135,902 $427,068          0            0                $0            $0
-----------------------------------------------------------------------------------------------------------------------------------
D. H. Pratt  24,240        $509,040  $84,840          0            0                $0            $0
------------------------------------------------------------------------------------------------------------------------------------
R. Ballentine 6,620        $170,908  $32,026       10,267          0                $289,478      $0
-----------------------------------------------------------------------------------------------------------------------------------
J. H. Holland 7,050        $166,119  $19,844       15,000          0                $421,200      $0
------------------------------------------------------------------------------------------------------------------------------------
R. S. Jarman 15,385        $443,623  $66,496       59,220          0              $1,668,300      $0
------------------------------------------------------------------------------------------------------------------------------------

     (1) Reflects the amount by which the fair market value of Butler stock exceeded (in the case of exercised options) or exceeds (in the case of unexercised options) the option price. At December 31, 1995, the Company's stock price was $39.25.

     (2) Annualized over the period from grant to exercise.

                                      PENSION PLAN TABLE

     The following table shows estimated annual benefits payable upon retirement at age 65 to salaried employees in the specified compensation and years of service classifications. Average compensation generally means income reported on Federal Income Tax withholding statements each year, including salary, bonus, and other annual compensation but excluding relocation expenses, and contributions the Company makes to provide benefits under other employee benefit plans.

     The average compensation is the employee's average compensation for the five consecutive calendar years in which compensation is the highest during the participant's entire completed calendar years of continuous employment. Benefits are calculated on the assumption that the benefits will be payable over the participant's lifetime and that no survivor benefits (which would reduce the benefit shown) are to be paid. The benefits shown in the table are subject to a deduction for the monthly income value of ESOP benefits and of the cash value or death benefits of split dollar life insurance, if any. Average compensation and years of credited service for the individuals named in the compensation table at December 31, 1995 were: Mr. Ballentine, $169,658 and 21 years; Mr. Jarman, $209,105 and 21 years; Mr. Pratt, $294,893 and 31 years; Mr. Holland, $166,297 and 16 years; and Mr. West, $382,880 and 27 years.

       Estimated Annual Pension for
                              Years of Credited Service
       Average            -------------------------------
    Compensation     10          20           30           40
                     --          --           --           --
      150,000      23,300      46,700       70,000       94,000
      200,000      31,800      63,200       94,700      127,000
      250,000      39,800      79,700      119,500      160,000
      300,000      48,100      96,200      144,200      193,000
      350,000      56,300     112,700      169,000      226,000
      400,000      64,500     129,200      193,700      259,000
      450,000      72,800     145,700      218,500      292,000
      500,000      81,100     162,200      243,200      325,000

Deferred Compensation Plan

     The Company has an executive deferred compensation plan that allows a small number of senior executives (approximately 60) to defer up to 25% of their annual compensation and up to 100% of any incentive pay. The amount deferred is credited with interest at the end of each calendar year. Participants must defer their compensation until a specified date, their retirement, termination of employment or a change in control of the Company (as defined) and may elect to take the balance of their deferred cash account at the end of the deferral period in a lump sum or in monthly payments. They must begin taking payments from their account no later than age 70. Messrs. West, Ballentine, Jarman and Holland participated in this Plan in 1995.

Change of Control Employment Agreements

     The Company has Change of Control Employment Agreements with six executive officers, including Messrs Ballentine, Holland, Pratt and West. The Agreements provide that upon a change of control (as defined in the Agreements), the executive shall be entitled to receive until the third anniversary of the change in control a base salary, annual cash bonuses and other fringe benefits at the highest levels provided to the executive during certain periods immediately preceding the change in control. Upon a termination of the executive other than for cause, or upon the executive's resignation for good reason (as defined) or resignation during a thirty (30) day period following the first anniversary of the change of control, the executive is entitled to receive a lump sum cash payment consisting of (a) the executive's base salary through the date of termination, (b) a proportionate bonus based upon the executive's annual bonus for the last three fiscal years, (c) three times the sum of the base salary plus bonus the executive is entitled to under the Agreement, (d) other accrued obligations, and (e) the difference between the actuarial equivalent of the retirement benefit the executive would receive if he remained employed for the Employment Period and the actuarial equivalent of the executive's actual retirement benefit. In addition, for the remainder of the Employment Period, the executive is entitled to continued employee welfare benefits, including life and family health insurance. If any payment to the executive, whether pursuant to the Agreement or otherwise would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the executive shall be entitled to receive an additional payment equal to the excise tax and other taxes with respect thereto. The Agreements continue for a three year term with provision for automatic renewal. Benefits are provided subsequent to the expiration of the Agreement if a change of control occurs during the initial or any renewal term.

                            PERFORMANCE GRAPH

     The following line graph compares, for five years, beginning December 31, 1990, the yearly percentage change in the Company's cumulative total shareholder return with the CRSP (Center for Research in Security Prices) Total Return Index for the Nasdaq Stock Market (approximately 4100 stocks) and the Media General "Other Building Material Group" index (approximately 42 stocks). The graph assumes $100 invested at December 31, 1990 and reinvestment of dividends.

     The CRSP Nasdaq Stock Market index is a broad equity market index which includes the Company. The Media General Other Building Material Group index is an industry index published by Media General Financial Services which also includes the Company. This index is only generally related to the Company's markets. Three of the Company's direct competitors, American Buildings Company, NCI Building Systems, Inc. and United Dominion Industries, Ltd. whose Varco-Pruden division competes with the Company, are included, but CECO and Star Buildings, a division of Robertson-CECO Corporation are not. Conversely, the Media General index includes firms such as Armstrong World Industries, Inc., Owens Corning Fiberglas Corporation and Republic Gypsum Company whose products do not compete with the Company's.

           Value of $100 Investments Assuming Reinvestment of Dividends
                                 at End of Year

           [PERFORMANCE CHART SHOWING TRENDS INDICATED BY CHART BELOW]
-------------------------------------------------------------------------------
                 1990     1991     1992     1993      1994      1995
--------------------------------------------------------------------------------
Butler          $100.0   $78.7    $100.0   $200.9    $247.8    $444.2
--------------------------------------------------------------------------------
Nasdaq          $100.0  $160.6    $186.9   $214.5    $209.7    $296.3
--------------------------------------------------------------------------------
Media General   $100.0  $125.9    $156.7   $192.8    $170.4    $225.6
--------------------------------------------------------------------------------

                               PROPOSAL 2

                 AMENDMENT TO RESTATED CERTIFICATE OF
                     INCORPORATION OF THE COMPANY

Proposal

     The Board of Directors recommends a vote FOR the following resolution, which will be presented at the meeting:

           "RESOLVED that the first paragraph of ARTICLE IV of the Restated Certificate of Incorporation be amended to read in its entirety as follows:

           "The total number of shares of all classes of stock which the Corporation shall have authority to issue is twenty million two hundred ten thousand (20,210,000) shares consisting of:

           1. Twenty million (20,000,000) shares of Common Stock without par value, and

           2. Ten thousand (10,000) shares of Class A Preferred Stock of the par value of one hundred dollars ($100 per share, and

           3. Two hundred thousand (200,000) shares of Class 1 Preferred Stock without par value."

General

     The effect of the proposed amendment will be to increase the authorized common stock from 13 million shares to 20 million shares. It was declared advisable and unanimously approved by the Board of Directors on December 12, 1995.

     The Company is now authorized to issue a total of 13,210,000 shares, consisting of 13,000,000 shares of common stock, 10,000 shares of Class A Preferred Stock, and 200,000 shares of Class 1 Preferred Stock. As of February 20, 1996, __________ shares of common stock were issued and outstanding and an additional _____________ shares have been reserved for issuance pursuant to outstanding stock options.

     Effective July 1, 1995, the Company effected a three-for-two split of the common stock so as to increase the number of outstanding shares from 4,998,383 to 7,497,086. Due in part to that action the Board has determined that the number of authorized shares of common stock should be increased to provide the Company with the flexibility to conduct the Company's future operations, including the issuance, distribution, exchange, or reservation of shares of common stock for stock dividends, acquisitions, financings, and stock incentive plans. However, the Company has no present plans or commitments to issue the additional shares of common stock authorized by this proposed amendment other than under existing stock incentive plans.

     Under certain circumstances, an increase in the number of authorized shares of a corporation's capital stock can provide the Company with a means of discouraging an unsolicited change in control. Although the proposed amendment may allow the Board of Directors to issue additional shares of common stock in the event of an unsolicited attempt to acquire control of the Company as a means
of                                 15
discouraging a hostile bidder, the Company's Board of Directors has no present intention of using the additional shares for such a purpose, except to the extent such an issuance could occur under the Company's Stockholder Rights Plan. The Board is not presently aware of any plans to acquire control of the Company.

     If the proposed amendment is approved, the additional shares, when issued, will have the same rights as the currently authorized common stock. The holders of common stock do not have preemptive rights to subscribe for additional shares of common stock.

Approval

     Approval of the proposed amendment to the Company's Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of common stock outstanding. Abstentions or broker non-votes will have the same effect as a vote against the proposed amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSED AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY INCREASING THE TOTAL NUMBER OF AUTHORIZED SHARES AND THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.



                                PROPOSAL 3

                  PROPOSED STOCK INCENTIVE PLAN OF 1996

Proposal

     The Board of Directors recommends a vote FOR the following resolution which will be presented at the meeting:

           RESOLVED that the Butler Manufacturing Company Stock Incentive Plan of 1996 as set forth in Exhibit A to the Butler Manufacturing Company Notice of 1996 Annual Meeting of Stockholders and Proxy Statement dated March 11, 1996, is hereby approved."

General

     The Board of Directors is submitting to the stockholders for approval the Butler Manufacturing Company Stock Incentive Plan of 1996 (the "Plan"). The Plan was adopted by the Board on December 12, 1995, but will not become effective until approved by the Stockholders. If approved by the stockholders, the Plan will provide for the granting of stock options and other stock and cash awards to key employees.

     The purposes of the Plan are to allow the Compensation and Benefits Committee of the Board of Directors to provide stock incentives that will encourage close identity of interests between stockholders and key employees and that will assist the Company in continuing to attract and retain highly qualified personnel. A copy of the Plan is set forth as Exhibit A to this Proxy Statement.

Shares Reserved under the Plan

     The number of shares of common stock that may be issued under the Plan for awards granted wholly or partly in stock during the term of the Plan is six hundred thousand (600,000). Shares related to awards under the Plan or the Company's 1979 and 1987 Stock Incentive Plans (the "Prior Plans") that are forfeited, canceled, terminated, expire unexercised, settled in cash in lieu of stock or in such manner that all or some of the shares covered by the award are not issued to a plan participant ("Participant"), or are exchanged in connection with the receipt of a like number of shares received in satisfaction of the purchase price, will also become available for awards under this Plan.


     The shares available, shares subject to outstanding incentives, exercise prices and other limitations in the Plan are subject to adjustment in the event of reorganization, reclassification, split-up, consolidation, merger, and certain distributions or similar transactions.

     If a Stock Award or Performance Award is granted to induce the Participant's purchase of other shares of the Company's common stock for cash at fair market value on the date of purchase, then the other shares will not be counted against the shares otherwise available for grant but shares issued pursuant to the award will reduce the number of shares available for grant under the Plan.

     The shares issuable under the Plan may be drawn from either authorized but previously unissued shares of common stock or from reacquired shares of common stock, including shares purchased by the Company on the open market and held as treasury shares.

     A total of __________ shares of common stock are subject to outstanding stock options granted under the Prior plans. Although 78,063 additional shares are authorized for grant under the 1987 Stock Incentive Plan, no further grants are expected prior to the meeting on April 16. No further Stock Incentives will be granted under Prior Plans following the effective date of this Plan but outstanding options and other stock incentives under Prior Plans may be exercised in accordance with their terms.

Material Features of the Plan

     The following brief description of the material features of the Plan is qualified in its entirety by reference to the full text of the attached copy of the Plan.

     The Plan will be administered by a committee of the Board of Directors consisting of not less than three disinterested directors ("Committee"). Currently the Compensation and Benefits Committee is serving as the Committee. The Committee will have, among other powers, the power to interpret the Plan and to establish, waive, amend, or suspend rules and regulations under the Plan. Subject to the terms of the Plan, the Committee may also authorize the amendment of outstanding Award Agreements so long as any amendment would not adversely affect the rights of the Participant.

     The Committee has the sole and complete authority to grant to eligible participants ("Participants") one or more Incentives ("Incentives") consisting of Stock Options, Stock Appreciation Rights, Stock Awards and Performance Awards or a combination of any of these Incentives.

     Stock Options may be granted in the form of Incentive Stock Options ("ISOs") which may qualify for special tax treatment or as Nonqualified Stock Options ("NQSOs"). Stock Options entitle the Optionee to purchase shares subject to the option at not less than 100% of fair market value at the date of grant during terms that may not exceed ten years.

     A Stock Appreciation Right is a right granted in connection with an Option that entitles the holder to settle all or part of the Option for a payment of the appreciation in the option in cash or in shares of common stock having a fair market value equal to the appreciation.

     Stock Awards and Performance Awards generally provide for the grant of restricted stock. Performance Awards may be denominated at the time of grant either in shares of common stock ("Stock Performance Award") or in dollar amounts ("Dollar Performance Award"). Payment under a Performance Award may be made, at the discretion of the Committee, in shares of common stock or in cash or in any combination thereof, only if the financial performance of the Company or any business unit of the Company meets certain financial goals established by the Committee during a specified period of at least one year. Stock Awards are similar to Stock Performance Awards, except that the vesting of benefits under a Stock Award need not be conditioned upon the satisfaction of specified performance objectives established prior to the grant. Shares subject to Stock Awards and Stock Performance Awards must provide for restrictions on transfer and/or ownership that continue for a period of at least one year from the date of grant in the case of awards that are performance based and that continue for a period of three years from the date of grant in the case of Stock Awards that are not performance based.

     Each Stock Incentive will be evidenced by a written award agreement that will specify the terms and conditions of the Stock Incentive and any rules applicable thereto.

     The Committee has the sole discretion to determine the number or amount of shares, units, cash or other rights to be awarded to any participant; however, subject to adjustment, no Executive Officer of the Company may receive Incentives under the Plan in any calendar year that relate to more than one hundred thousand (100,000) shares of common stock or that provide for payments under Dollar Performance Awards in excess of $900,000 in any calendar year.

     Upon a change in control (as defined in the Plan), and unless the Committee provides otherwise in the award agreement, vesting requirements, provisions for forfeiture and restrictions on transfer expire, and provision is made for partial maximum payments under Performance Awards for the period of time up to the time of the change in control. Incentives are nontransferable unless the Award Agreement provides otherwise and if such provisions do not disqualify the award for exemption under Securities Exchange Commission Rule 16b-3, or any requirement for qualification as an Incentive Stock Option, if applicable. No Incentives may be granted under the Plan after December 11, 2005.

Eligible Participants

     Under the Plan the Committee may only grant Stock Incentives to individuals who are or will be salaried employees who are deemed by the Committee as persons that will contribute significantly to the growth and successful operations of the Company. Stock Incentives may also be granted in substitution for stock incentives held by employees of other corporations who are about to become employees of the Company due to a merger or acquisition.

Amendments to the Plan

     At any time the Board may amend or terminate the Plan; provided that it may not amend the Plan without an affirmative vote of the stockholders with respect to any amendment that would (i) increase the aggregate number of shares of common stock that may be issued or transferred pursuant to Stock Incentives,
(ii) amend the provisions of the Plan with respect to eligibility to participate and disinterest of members of the Committee, (iii)_permit any person who does not meet the eligibility requirements of the Plan to be granted a Stock Incentive under the Plan, (iv)_permit shares to be valued or to be optioned at less than 100% of Fair Market Value, or that would (v) extend the term of the Plan.

New Plan Benefits and Participation

     No benefits or amounts have been allocated under the Plan, nor are any such benefits or amounts now determinable and it is not possible to predict the number or identity of future key employees of the Company that may participate in the Plan, or except as set forth in the Plan, to describe the terms and restrictions that may be included in specific award agreements.

Discussion of Federal Income Tax Consequences

     Set forth below is a brief description of certain significant United Stated federal income tax consequences of the Plan, under existing law. References to the "Company" shall mean the Company or any subsidiary of the Company that employs the participating employee, as the case may be. In addition, the discussion applies primarily to participating employees that are citizens or resident aliens of the United States whose tax home or abode is in the United States.

     The discussion is based on the Code and applicable regulations thereunder in effect on the date hereof. Any subsequent changes in the Code or such regulations may affect the accuracy of this discussion. In addition, this discussion does not consider any state, local or foreign tax consequences or any circumstances that are unique to a particular participant that may affect the accuracy or applicability of this discussion.

     Incentive Stock Options

     No taxable income is recognized by the optionee upon the grant or exercise of an ISO that meets the requirements of Section 422 of the Code. However, the exercise of an ISO may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years from the date of grant or within one year after the date of exercise, then, upon sale of the shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

     If shares of common stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise over the exercise price of the underlying options (the "Appreciation"), and the
                                       19

Company will be entitled to deduct such amount. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company.

     An ISO will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the ISO is exercised after the death or permanent and total disability of the optionee. If an ISO is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option ("NQSO").

     Nonqualified Stock Options

     No taxable income is recognized by the optionee at the time a NQSO is granted under the Plan. Generally, on the date of exercise of a NQSO, ordinary income is recognized by the optionee in the amount of the Appreciation and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held.

     If the stock received upon exercise of an option or stock appreciation right is subject to a substantial risk of forfeiture, the income and deduction, if any, associated with such award may be deferred in accordance with the rules described below for restricted stock.

     Stock Appreciation Rights

     No income will be recognized by an optionee in connection with the grant of a stock appreciation right ("SAR"). When the SAR is exercised, the optionee will generally be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company will generally be entitled to a deduction equal to the amount includable as ordinary income by the optionee.

     Restricted Stock

     A recipient of restricted stock under a Stock Award or Performance Award generally will be subject to tax at ordinary income rates on the excess of the fair market value of the stock (measured at the time the stock is either transferable or is no longer subject to forfeiture) over the amount, if any, paid for such stock. However, a recipient who elects under Section 83(b) of the Code within 30 days of the date of issuance of the restricted stock to be taxed at the time of issuance of the restricted stock will recognize ordinary income on the date of issuance equal to the fair market value of the shares of restricted stock at that time (measured as if the shares were unrestricted and could be sold immediately), minus any amount paid for the stock. If the shares subject to the election are forfeited, the recipient will be entitled to a capital loss for tax purposes only for the amount paid for the forfeited shares, not the amount recognized as ordinary income as a result of the Section 83(b) election. The holding period to determine whether the recipient has long-term or short-term capital gain or loss upon sale of shares begins when the forfeiture period expires (or upon issuance of the shares, if the recipient elected immediate recognition of income under Section 83(b) of the Code).

     Limitation on Company Deductions for Certain Compensation

     Under Section 162(m) of the Code, certain compensation payments in excess of $1 million are subject to a limitation on deductibility for the Company. This limitation on deductibility applies with respect to that portion of a compensation payment for a taxable year in excess of $1 million to either the chief executive officer of the Company or any one of the other four highest paid executive officers who are employed by the Company on the last day of the taxable year. However, certain "performance- based compensation," the material terms of which are disclosed to and approved by stockholders is not subject to this limitation on deductibility. The Company has structured the stock option, stock appreciation rights and Performance Award portions of the Plan with the intention that compensation resulting therefrom would be qualified performance-based compensation that would be deductible. To qualify, the Company is seeking stockholder approval of the Plan. However, incentives that may be issued under the Stock Awards feature of the plan may not necessarily satisfy the definition of performance based compensation as defined by the Code unless the granting or vesting of incentives are based upon performance goals that have been approved by a further stockholder vote.

     Change in Control

     Under certain circumstances, accelerated vesting or exercise of options or SARs, or the accelerated lapse of restrictions on restricted stock, in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of
Section 280G of the Code. To the extent it is so considered, the optionee or grantee may be subject to a 20% excise tax and the Company may be denied a tax deduction.

Approval

     Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting. Abstentions will be treated as shares present and will have the same effect as a vote against the proposal. Broker non-votes will not be treated as shares present or represented and entitled to vote at the Annual Meeting. The Board of Directors believes that the approval of this Plan is in the best interests of the Company since it will facilitate the Company's attraction, motivation and retention of key employees.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE  FOR  APPROVAL OF THE PLAN.

                                PROPOSAL 4

                PROPOSED DIRECTOR STOCK COMPENSATION PROGRAM

Proposal

     The Board of Directors recommends a vote FOR the following resolution, which will be presented at the meeting:

         RESOLVED that the Butler Manufacturing Company Director Stock Compensation Program as set forth in Exhibit B to the Butler Manufacturing Company Notice of 1996 Annual Meeting of Stockholders and Proxy Statement dated March 11, 1996, is hereby approved.


General

     The Board of Directors is submitting to the stockholders for approval the Butler Manufacturing Company Director Stock Compensation Program (the "Program"). The Program was adopted by the Board on December 12, 1995, but will not become effective until approved by the Stockholders.

     The Program is intended to encourage close identity of interests between stockholders and directors and to assist the Company in continuing to attract and retain quality members of the Board of Directors by paying non-employee Directors ("Outside Directors") their annual retainer in Butler's common stock. A copy of the Program is set forth as Exhibit B to this Proxy Statement. The current Outside Directors are those whose biographies appear herein other than Messrs. West and Pratt.

Material Features of the Program

     The following brief description of the material features of the Program is qualified in its entirety by reference to the full text of the attached copy of the Program.

     Under the Program the dollar amount of the annual retainer established from time to time by the full Board of Directors for Outside Directors will be credited on a quarterly basis in shares of common stock to an account for each Outside Director. The number of shares credited will be the dollar amount of the retainer to be credited divided by the fair market value of one share of the Company's common stock on the date the credit is made. Credits will be made on the fifth (5th) Business Day of each calendar quarter. If the Plan is approved by the Stockholders in April, 1996, quarterly credits made after the April meeting will include amounts for the first and second quarters of 1996, the payment of which is being deferred pending action of the stockholders.

     An amount equal to any cash dividends payable on undistributed shares of common stock credited to the account will also be credited to the account in shares of common stock having a fair market value equal to the amount of the dividend.

     Stock certificates evidencing the shares credited will be distributed annually, upon termination of participation or termination of the Program.

     The Program will be administered by the Board Organization Committee of the Board of Directors ("the Committee"). That Committee will have full power and authority to construe and administer the Program.

     Rights under the Program may not be transferred, assigned, pledged or hypothecated other than by will or the laws of descent and distribution or a "qualified domestic relations order" as defined in the Internal Revenue Code, as amended from time to time.

New Plan Benefits and Participation

     The dollar amount of the current annual retainer for each of the seven Outside Directors is $18,000. Under the Program, that amount may be adjusted by the full Board, but not more frequently than annually. Had the program been in effect for 1995, each of the Outside Directors would have received 733 shares of common stock for the year in payment of the annual retainer in lieu of cash payments of $18,000.


Amendments to the Plan

     Subject to the limitation on the right of the Board to change the dollar amount of the annual retainer, the Program may be amended by the Board of Directors of the Company from time to time, and may be terminated by the Board of Directors or Stockholders, except that any such action may not adversely affect any director's rights under the Program that accrue prior to the amendment or termination.

Discussion of Federal Income Tax Consequences

     The fair market value of common stock allocated to directors' accounts under the Program generally will be subject to Federal Income taxes at ordinary income rates and the Company will be entitled to a deduction equal to such amounts.

Approval

     Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of common stock represented at the meeting. Abstentions will be treated as shares present and will have the same effect as a vote against the proposal. Broker non-votes will not be treated as shares present or represented and entitled to vote at the Annual Meeting. The board of Directors believes that the approval of this Plan is in the best interests of the Company since it will encourage close identity of interests between shareholders and directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE  FOR  APPROVAL OF THE PROGRAM.

INDEPENDENT  PUBLIC  ACCOUNTANTS

     The Board of Directors has selected the firm of KPMG Peat Marwick as independent certified public accountants to audit the books, records and accounts of the Company for 1996. The selection was made upon the recommendation of the Audit Committee, which consists of Messrs. Cook (chairman), Hallene, Powell and Reintjes and Ms. Rogala. KPMG Peat Marwick has audited the Company's books annually since 1952.

     Representatives of KPMG Peat Marwick will be present at the stockholders meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

PROXY  SOLICITATIONS AND OTHER MATTERS

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokers, banks or other persons for reasonable expenses in sending proxy material to beneficial owners. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by present and former directors, officers and other employees of the Company who will receive no additional compensation therefor.

     Stockholders who intend to present proposals for inclusion in the Company's proxy statement for the next annual meeting of stockholders on April 15, 1997, must forward them to the Company at BMA Tower (P.O. Box 419917), Penn Valley Park, Kansas City, Missouri 64141-0917, Attention: Secretary, so that they are received not later than February 5, 1997.


                           By the Order of the Board of Directors

March 11, 1996             Richard O. Ballentine, Secretary

                                                 EXHIBIT A





                            [Butler Logo]


                     BUTLER MANUFACTURING COMPANY
                     STOCK INCENTIVE PLAN OF 1996






                          TABLE OF CONTENTS


Section                                                    Page

1.    Purposes .............................................1

2.    Definitions...........................................1

3.    Grants of Stock Incentives............................4

4.    Stock Subject to the Plan.............................4

5.    Stock Awards..........................................5

6.    Stock Options ........................................6

7.    Stock Appreciation Rights.............................8

8.    Performance Awards ...................................8

9.    Termination or Suspension of Employment...............9

10.   Adjustment Provisions................................11

11.   Change in Control....................................12

12.   Term.................................................13

13.   Administration.......................................13

14.   General Provisions ..................................14

15.   Amendment or Discontinuance of Plan..................16


       Adopted by the Board of Directors on December 12, 1995
                  Subject to Stockholder Approval

               Effective: Date of Stockholder Approval

                          BUTLER MANUFACTURING COMPANY
                          STOCK INCENTIVE PLAN OF 1996

 1.      PURPOSES.

         The purposes of the Plan are (a) to provide additional incentive for Key Employees of the Company and its Affiliates by authorizing a Committee of the Board of Directors to grant Stock Incentives to such Key Employees, thereby furthering their identity of interest with the interests of the Company's stockholders, and increasing their interest in and commitment to the future growth and prosperity of the Company; and (b) to enable the Company to induce the employment and continued employment of Key Employees and to compete with other organizations in attracting and retaining the services of highly-qualified personnel.

 2.      DEFINITIONS.

         Unless otherwise required by the context, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2:

         Affiliate: Any entity that, directly or indirectly, is controlled by the Company and any entity in which the Company has a significant equity interest, in either case as determined by the Committee.

         Award Agreement: Any written agreement, contract, or other instrument or document evidencing any Stock Incentive, which may, but need not, be executed or acknowledged by a Participant.

         Board of Directors or Board:  The Board of Directors of the
Company.

         Code: The Internal Revenue Code of 1986 as now or hereafter amended.

         Change in Control:  A Change in Control shall mean:

         (i) The acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company) of beneficial ownership, (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or

         (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

         (iii) Approval by the stockholders of the Company of a reorganization, merger, consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own collectively as a group more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

         If any of the events enumerated in clauses (i) through (iii) occur, the Board shall determine the effective date of the Change in Control resulting therefrom, for purposes of the Plan.

         Committee: A committee of the Board of Directors of the Company consisting of not less than three directors, all of whom shall be disinterested as provided in Section 13 of the Plan.

         Common Stock: The Common Stock of the Company, no par value, or such other class of shares or other securities as may be subject to the Plan as the result of an adjustment made pursuant to the provisions of Section 10.

         Company: Butler Manufacturing Company, a Delaware corporation.

         Exchange Act: The Securities Exchange Act of 1934, as amended.

         Executive Officer: At any time, an individual who is an executive officer of the Company within the meaning of Exchange Act Rule 3b-7 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time, or who is an officer of the Company within the meaning of Exchange Act rule 16a-1(f) as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

         Fair Market Value: The fair market value of a share of Common Stock on the date as of which fair market value is to be determined shall be: (a) if the Common Stock is reported on the NASDAQ National Market System of the National Association of Securities Dealers, Inc., the last reported sales price of a share of Common Stock as reported by NASDAQ; or (b) if the Common Stock is listed on an established securities exchange or exchanges, the highest reported closing price of a share of Common Stock on such exchange or exchanges. The fair market value of the Common Stock if not so reported or listed and the fair market value of any other property on the date as of which fair market value is to be determined shall mean the fair market value as determined by the Committee in its sole discretion.

         Incentive Compensation: Bonuses, extra and other compensation payable in addition to a salary or other base amount, whether contingent or not, whether discretionary or required to be paid pursuant to an agreement, resolution, arrangement, plan or practice, and whether payable currently or on a deferred basis, in cash, Common Stock or other property.

         Incentive Stock Option: A stock option granted hereunder which satisfies the requirements of Section 422 of the Code.

                              A-2

         Key Employees: A salaried employee of the Company or of an Affiliate, including an officer or director who is an employee, who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or an Affiliate. The determination by the Committee that a Stock Incentive be granted to an employee shall be deemed a determination by the Committee that such employee is a Key Employee.

         Non Qualified Stock Option: A right to purchase Common Stock from the Company that is granted under Section 6 of the Plan and that is not intended to be an Incentive Stock Option.

         Participant: Any Key Employee selected by the Committee to receive a Stock Incentive under the Plan.

         Performance Award: Stock Incentives which shall consist of Performance Awards under Section 8.

         Prior Plans: The Butler Manufacturing Company Stock Incentive Plan of 1979, as amended (the "1979 Plan"), and the Butler
Manufacturing Company Stock Incentive Plan of 1987, as amended (the
"1987 Plan").

         Option: An option to purchase shares of Common Stock or, where the context so requires, the instrument which evidences such an option.

         Plan: The Stock Incentive Plan herein set forth as the same may from time to time be amended.

         Restricted Shares: Shares of Common Stock issued or transferred subject to terms and conditions with respect to payment, transfer or forfeiture as authorized by paragraph (d) of Section 5.

         Stock Appreciation Right: A right to receive a number of shares of Common Stock, cash, or a combination of the two based on the increase in the Fair Market Value of shares of Common Stock subject to an Option, as set forth in Section 7 of the Plan.

         Stock Award: An issuance or transfer of shares of Common Stock at the time a Stock Incentive is granted or as soon thereafter as practicable, or an undertaking to issue or transfer such shares in the future, including, without limitation, such an issuance, transfer or undertaking with respect to a Stock Incentive that is contingent, in whole or in part, upon the attainment of a specified objective or objectives.

         Stock Incentive: A stock incentive granted under the Plan in one of the forms authorized in Section 3.

         Stock Purchase Right: A right granted as a part of a Stock Award or Performance Award to purchase for cash shares of the Company's Common
Stock at their fair market value on the date of purchase through a cash payment or the cancellation of all or a portion of an earned cash bonus.

         Subsidiary: A corporation or other form of business association of which shares (or other ownership interests) having
50% or more of the voting power are owned or controlled, directly or

                                 A-3
indirectly, by the Company.

         Substitute Stock Incentives: Stock Incentives granted pursuant to Section 14.

 3.      GRANTS OF STOCK INCENTIVES.

         (a) Persons Eligible to Participate. Subject to the provisions of the Plan, the Committee may at any time grant Stock
Incentives under the Plan to, and only to, Key Employees.

         (b) Forms of Stock Incentives. Stock Incentives may be granted in the following forms:

                  (i)      a Stock Award, in accordance with Section 5, or

                  (ii)     a Stock Option, in accordance with Section 6, or

                  (iii)    a Stock Appreciation Right, in accordance with
Section 7, or

                  (iv)     a Performance Award in accordance with Section 8, or


                  (v)      a combination of any of the foregoing.

         (c) Award Agreements. Each Stock Incentive shall be evidenced by a written Award Agreement that shall be delivered to the Participant and shall specify the terms and conditions of the Stock Incentive and any rules applicable thereto. Award Agreements may be executed on behalf of the Company and the Plan by any Executive Officer of the Company or such other officer of the Company as the Committee shall designate.

         (d) Amendments of Award Agreements. Subject to the terms of the Plan, the Committee may from time to time authorize the amendment of outstanding Award Agreements; provided, that any such amendment that would adversely affect the rights of any Participant or any holder or beneficiary of any Stock Incentive theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

 4.      STOCK SUBJECT TO THE PLAN.

         (a)      Number of Shares Available.

                  The number of shares of Common Stock that may be issued under the Plan for Awards granted wholly or partly in stock during the term of the Plan is six hundred thousand (600,000). Shares of Common Stock related to Awards under this Plan or a Prior Plan that are forfeited, canceled, terminated, expire unexercised, settled in cash in lieu of stock or in such manner that all or some of the shares covered by an Award are not issued to a Participant, or are exchanged in connection with the receipt of a like number of shares received in satisfaction of the purchase price, shall also immediately become available for Awards under the Plan.

                  If a Stock Award or Stock Performance Award is granted on the condition that the Participant purchase other shares of the Company's Common Stock for cash at fair market value on the date of purchase under a Stock Purchase Right, then only the shares issued under the Stock Purchase Award or Stock Award shall be counted against the number of shares available for awards and not the shares purchased for cash at fair market value under the Stock Purchase Right.

                  No further Stock Incentives shall be granted under Prior Plans following the effective date of this Plan but outstanding options and other stock incentives under Prior Plans may be exercised in accordance with the terms thereof.

         (b) Use of Treasury and Other Shares. Authorized but unissued shares of Common Stock and shares of Common Stock held in the treasury, whether acquired by the Company specifically for use under the Plan or otherwise, may be used, as the Board of Directors may from time to time determine, for purposes of the Plan; provided, however, that any shares acquired or held by the Company for the purposes of the Plan shall, unless and until transferred to a Participant in accordance with the terms and conditions of a Stock Incentive, be and at all times remain treasury shares of the Company, available for any corporate purpose, irrespective of whether such shares are entered in a special account for purposes of the Plan.

         (c) Certain Limitations on Grants. Notwithstanding any provision herein to the contrary, and subject to adjustment as provided in Section 10, no Executive Officer of the Company may receive Stock Incentives under the Plan in any calendar year that relate to more than one hundred thousand (100,000) shares of Common Stock. In addition, and subject to other provisions of the plan permitting the expiration of restrictions under certain circumstances, no Stock Award or Stock Performance Award shall be granted under Section 5 or 8 unless the shares subject to the Award (other than shares purchased for cash at fair market value on date of purchase under a related Stock Purchase Right) are subject to restrictions on transfer and/or ownership specified by the Committee and the restrictions continue for a period of one year from the date of grant in the case of Awards that are performance based and continue for a period of three years from the date of grant in the case of Awards under Section 5 that are not performance based.

 5.      STOCK AWARDS.

         Stock Incentives in the form of Stock Awards shall be subject to the following provisions:

         (a) General. A Stock Award shall be granted only (i) in payment of Incentive Compensation that has been earned or (ii) as Incentive Compensation to be earned.

         (b) Valuation. For the purposes of the Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than 100% of the Fair Market Value of such shares on the date such Stock Award is granted, regardless of whether or when such shares are issued or transferred to the Participant and whether or not such shares are subject to restrictions which affect their value.

         (c) Grant. Shares of Common Stock subject to a Stock Award may be issued or transferred to a Key Employee at the time the Stock Award is granted, or at any time subsequent thereto, or in installments from time to time, as the Committee shall determine. With respect to a Stock Award providing for issuance or transfer of shares subsequent to the time it is granted, the Committee may provide for payment to the grantee of amounts not exceeding the cash dividends which would have been payable in respect of such shares (as adjusted under Section 10 of the Plan) if they had been issued or transferred at the time the Stock Award was granted. Such payments may be made in cash, shares of Common Stock or a combination of cash and shares. Such payments may be made at the time the shares are issued or transferred, or at the time or times the cash dividends would have been payable if the shares had been issued or transferred at the time the Stock Award was granted. Any amount payable in shares of Common Stock under the terms of the Stock Award may be paid in cash on each date on which delivery of shares would otherwise have been made, in an amount equal to the Fair Market Value on such date of the shares which would otherwise have been delivered.

         (d) Terms Relating to Transfer, Payment or Forfeiture. A Stock Award may contain such other terms and conditions as the Committee may determine with respect to transfer, payment or forfeiture of all or any part of the Stock Award.

         (e) Other Terms. A Stock Award may be subject to such other terms and conditions, including, without limitation, restrictions on sale or other disposition of the shares issued or transferred pursuant to the Stock Award, as the Committee may determine; provided, however, that upon the issuance or transfer of shares pursuant to a Stock Award, the recipient shall, with respect to such shares, be and become a stockholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a stockholder except to the extent otherwise provided in the Stock Award. A Stock Award may also include and be made contingent upon the exercise of a Stock Purchase Right.

 6.      STOCK OPTIONS.

         Stock Incentives granted under the Plan in the form of Stock Options shall be subject to the following provisions:

         (a) Grant. Subject to the provisions of the Plan, including those contained in this Section 6, the Committee shall have the sole and complete authority to determine the Key Employees to whom Options shall be granted, the number of shares of Common Stock to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have authority to grant Incentive Stock Options or to grant Non-Qualified Stock Options, or to grant both types of Options. In the case of Incentive Stock Options, the amounts, terms and conditions of such grants shall be subject to and comply with the requirements for Incentive Stock Options as set forth in Section 422 of the Code, as from time to time amended, and any regulations implementing such statute.

         (b) Date of Grant. The "Date of Grant" of an Option shall be the date the action of the Committee providing for the grant of the Option is taken, or such later date as the Committee may provide. An amendment to the terms of an existing Option shall not constitute the grant of a new Option except to the extent that the amendment increases the number of shares subject to the Option other than as the result of an adjustment effected pursuant to adjustment provisions of the Plan.

         (c) Price. The price at which shares of Common Stock may be purchased under an Option (the "Option Price") shall be specified in the Option and shall be not less than 100% of the Fair Market Value of such stock on the Date of Grant of the Option.

         (d) Term. An Option shall be exercisable only during a term (the "Term of the Option" or "Term") commencing not sooner than six months and one day after the Date of Grant of the Option and ending (unless the Option shall have terminated earlier under other provisions of the Plan) on a date fixed by the Committee and stated in the Option, which date shall not be later than the tenth anniversary of the Date of Grant. If an Option is granted for an original Term of less than ten years, the Committee may, at any time prior to the expiration of the Option, extend its Term for a period ending not later than the tenth anniversary of the Date of Grant of the Option.

         (e) Installments. An Option may provide that it shall be exercisable in full or in part at any time during the Term of the Option, or that it shall be exercisable in a specified series of installments. Unless otherwise provided in the Option, installments or portions thereof not exercised in earlier periods shall be cumulative and shall be available for exercise in later periods. The Committee may, by so providing in an Option, require any partial exercise thereof to be with respect to a specified minimum number of shares.

         (f) Exercise. To the extent that the right to purchase shares has accrued under an Option, the Option may be exercised from time to time by the optionee or by a person or persons entitled to exercise the Option, by delivery to the Company of a written notice, in the manner and in such form as may be prescribed by the Committee, stating the number of shares with respect to which the Option is being exercised, and by making provision satisfactory to the Company for the payment in full of the Option price of the shares prior to or in connection with the delivery of certificates evidencing the shares. The Committee may, in its discretion and upon request of the Participant, issue shares of Common Stock upon the exercise of an Option directly to a brokerage firm or firms to be approved by the Company, without payment of the purchase price by the optionee but upon delivery of an irrevocable guarantee by such brokerage firm or firms of the payment of such purchase price or upon the participant's issuance to the brokerage firm of irrevocable instructions to sell or margin a sufficient portion of the shares and deliver the sale or margin loan proceeds directly to the Company to pay the exercise price and any withholding taxes. Upon receipt of such notice and payment arrangement in form satisfactory to the Company, the Company shall deliver to or upon the order of the optionee, or such other person entitled to exercise the Option, at the General Office of the Company, or at such place as shall be mutually acceptable, a certificate of certificates evidencing such shares. An Option may not be exercised for fractional shares of Common Stock.

         (g) Payment in Common Stock. Payment in form satisfactory to the Company may, at the option of the Company, include payment by transfer to the Company of other shares of Common Stock owned by the Optionee. Common Stock transferred to the Company in payment of the option price shall be valued at the Fair Market Value of the Common Stock on the date of the exercise.

         (h) No Stockholder Rights Prior to Exercise. No person shall have any rights of a stockholder by virtue of an Option except with respect to shares actually issued to him, and issuance of shares shall not confer retroactive rights to dividends.

         (i) Certain Limits on Incentive Stock Options. The aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may be granted Incentive Stock Options in any calendar year under this Plan and all such other incentive stock option plans of the Company and its subsidiaries shall not exceed limits specified from time to time in the Code for Incentive Stock Options.

7.       STOCK APPRECIATION RIGHTS.

         (a) Grant. Stock Appreciation Rights may be granted in connection with any Option granted under the Plan or Prior Plans, either at the time of the grant of such Option or at any time thereafter during the term of the Option. A grant of Stock Appreciation Rights shall either be included in the instrument evidencing the Option to which they relate or evidenced by a separate instrument meeting the requirements of Section 3 of the Plan.

         (b) Settlement. A person entitled to exercise an Option in connection with which Stock Appreciation Rights shall have been granted shall be entitled, at such time or times and subject to such terms and conditions as may be stated in the granting instrument, to settle all or part of the Option by requesting the Company to pay, in cancellation of the part of the Option to be settled, consideration in an amount equal to the number of shares of Common Stock subject to the canceled part of the Option times the amount by which the fair market value of one share on the exercise date exceeds the Option Price (the "Appreciation"). The election shall be made in a written instrument, in form satisfactory to the Committee, delivered in the manner prescribed in Section 6 for the exercise of options.

         (c) Form of Consideration. The form of the consideration to be paid for the Appreciation shall either be cash, shares of Common Stock having an aggregate market value on the exercise date equal to the Appreciation, or a combination of cash and shares. Such form of consideration shall be specified either by the Committee or, subject to the approval of the Committee, by the person exercising the Stock Appreciation Right, provided that such form of consideration shall in no event include fractional shares of Common Stock.

         (d) Other Terms. An Option in connection with which Stock Appreciation Rights are granted may prescribe or limit the period or periods of time during which the Stock Appreciation Rights may be exercised as provided in paragraph
(b) of this Section 7, and may prescribe such additional terms and conditions applicable to the exercise of the Stock Appreciation Rights as may be determined by the Committee and as are consistent with the Plan. In no event may Stock Appreciation Rights be exercised at a time when the Option in connection with which they were granted is not exercisable.

 8.      PERFORMANCE AWARDS.

         The Committee may grant Performance Awards which shall be denominated at the time of grant either in shares of Common Stock ("Stock Performance Award") or in dollar amounts ("Dollar Performance Award"). Payment under a Stock Performance Award or a Dollar Performance Award shall be made, at the discretion of the Committee, in shares of Common Stock ("Performance Shares"), or in cash or in any combination thereof, if the financial performance of the Company or any subsidiary, division, or other unit of the Company ("Business Unit") selected by the Company meets certain financial goals established by the Committee for the Award Period. The following provisions are applicable to Performance Awards:

         (a) Award Period. The Committee shall determine and include in the Award Agreement for the Performance Award the period of time
(which shall be four or more consecutive fiscal quarters) for which a Performance Award is made ("Award Period"). Grants of
Performance Awards need not be
uniform with respect to the length of the Award Period. Award Periods for different Grants may overlap. A Performance Award may not be granted for a given Award Period after one half (1/2) or more of such period has elapsed.

         (b) Performance Goals and Payment. Before a Performance Award is made, the Committee shall establish objectives ("Performance Goals") that must be met by the Business Unit during the Award Period as a condition to payment being made under the Performance Award. The Performance Goals, which must be set out in the Award Agreement, are limited to pre-tax earnings per share, divisional pre-tax income, net income, or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special changes (determined according to criteria established by the Committee). The Committee shall also set forth in the Award Agreement the number of Performance Shares or the amount of payment to be made under a Performance Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment [subject to Section 8(f)]. A Performance Award may also include and be made contingent upon the exercise of a Stock Purchase Right.

         (c) Computation of Payment. After an Award Period, the financial performance of the Business Unit during the Award Period shall be measured against the Performance Goals. Before payment of any remuneration under an Award, the Committee shall certify in writing that the performance goals and any other material terms of the Award were in fact satisfied. The Committee, in its sole discretion, may elect to pay part or all of the Performance Award in cash in lieu of issuing or transferring Performance Shares. The cash payment shall be based on the fair market value of Common Stock on the date of payment [subject to Section 8(f)]. The Company shall promptly notify each Participant of the number of Performance Shares and the amount of cash, if any, he or she is to receive.

         (d) Revisions for Significant Events. At any time before payment is made, the Committee may revise the Performance Goals and the computation of payment if unforseen events occur during an Award Period which have a substantial effect on the Performance Goals and which in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made; provided, however, that no such revision shall be made with respect to a Performance Award to the extent that the Committee determines the revision would cause payment under the Award to fail to be fully deductible by the Company under Section 162(m) of the Code.

         (e) Requirement of Employment. To be entitled to receive payment under a Performance Award, a Participant must remain in the employment of the Company to the end of the Award Period, except that the Committee may provide for partial or complete exceptions to this requirement as it deems equitable in its sole discretion.

         (f) Maximum Payment. No Participant may receive Performance Award payments in respect of Stock Performance Awards in excess of 100,000 shares of Common Stock in any calendar year or payments in respect of Dollar Performance Awards in excess of $900,000 in any calendar year.

 9.      TERMINATION OR SUSPENSION OF EMPLOYMENT.

         The following provisions shall apply in the event of the Participant's termination of employment unless the Committee shall have provided otherwise, either at the time of the grant of the Stock Incentive or thereafter:

         (a)       Non Qualified Stock Options and Stock Appreciation
Rights.

                  (1) Termination of Employment Other than Due to Death, Disability, Cause or Retirement. If the Participant's employment with the Company or its Affiliates is terminated for any reason other than death, permanent and total disability, cause or retirement, the Participant's right to exercise any Non Qualified Stock Option or Stock Appreciation Right shall terminate ninety (90) days after the cessation of employment, unless it terminates earlier by its terms or under other provisions of the Plan. Until the Option or Right terminates it may be exercised by the optionee, his estate or legal representatives for all or a portion of the shares as to which the right of purchase had accrued under the Plan at the time of cessation of employment, subject to all applicable conditions and restrictions provided in the Plan and the Option. In no event shall an Option or Right be exercisable later than the date of expiration of the Term of the Option or Right, and in no event shall an Option or Right be exercisable for any shares as to which the right of purchase had not accrued at the time of cessation of employment. Employment for the purposes of this paragraph shall mean continuous full-time salaried employment. Vacations, sick leaves and any approved absence on leave shall not constitute a termination of employment or an interruption of continuous full-time salaried employment.

                  (2) Disability or Retirement. If the Participant's employment with the Company or its Affiliates is terminated by permanent and total disability or retirement, any Non Qualified Stock Option or Stock Appreciation Right held by such Participant shall terminate on the earlier of (i) the third anniversary of such termination of employment or (ii) the date the Option or Right would have otherwise expired by its terms had it not been for such termination of employment. Until the Option terminates it may be exercised by the optionee, his estate or legal representatives for all or a portion of the shares as to which the right of purchase had accrued as of the date of such exercise, subject to all applicable conditions and restrictions provided in the Plan and the Option or Right. In no event shall such Option or Right be exercisable later than the date of expiration of the term of the Option or Right, and in no event shall such Option or Right be exercisable for any shares as to which the right of purchase had not accrued at the time of exercise. "Retirement" and "permanent and total disability" shall be defined by the Committee.

                  (3) Death. If the Participant's employment with the Company or its Affiliates is terminated by death, and if any Non Qualified Stock Option or Stock Appreciation Right was in effect at the time of his death (whether or not its terms had then commenced), the Option or Right may, until the expiration of one year from the date of death of the Participant or until the earlier expiration of the Term of the Option or Right, be exercised as and to the extent it could have been exercised by the Participant had he been living at the time of exercise, by the legal representatives of the Participant or by any person, persons or entity to whom his rights under the Option or Right shall have been transferred pursuant to the provisions of paragraph (g) of Section 14 of the Plan. Such exercise shall not be limited to the shares as to which the right of purchase had accrued at the date of death of the Participant, but shall be subject to all applicable conditions and restrictions prescribed in the Plan and the Option or Right, including any installment provision.

                  (4) Acceleration and Extension of Exercisability. Notwithstanding the foregoing, the Committee may, in its discretion, provide (A) that a Non Qualified Stock Option or Stock Appreciation Right granted to a Participant may terminate at a date earlier than that set forth above, (B) that a Non Qualified Stock Option or Stock Appreciation Right granted to a Participant not subject to Section 16 of the Exchange Act may terminate at a date later than that set forth above, provided such date shall not be beyond the date the option or right would have expired had it not been for the termination of the Participant's employment, and
(C) that a Non Qualified Stock Option or Stock Appreciation Right may become immediately exercisable when it finds that such acceleration would be in the best interests of the Company.

         (b) Incentive Stock Options. Except as otherwise determined by the Committee at the time of grant, if the Participant's employment with the Company is terminated for any reason, the Participant shall have the right to exercise any Incentive Stock Option and any related Stock Appreciation Right during the 90 days after such termination of employment to the extent it was exercisable at the date of such termination, but in no event later than the date the option would have expired had it not been for the termination of such employment. If the Participant does not exercise such Option or related Stock Appreciation Right to the full extent permitted by the preceding sentence, the remaining exercisable portion of such Option automatically will be deemed a Non Qualified Stock Option, and such Option and any related Stock Appreciation Right will be exercisable during the period set forth in Section 9(a) of the Plan, provided that in the event that employment is terminated because of death or the Participant dies in such 90-day period, the option will continue to be an Incentive Stock Option to the extent provided by Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder.

         (c) Stock Awards and Performance Awards. Except as otherwise determined by the Committee at the time of grant, upon termination of employment for any reason during the restriction period, all shares of Restricted Stock and Performance Awards still subject to restriction shall be forfeited by the Participant and reacquired by the Company at the price (if any) paid by the Participant for such Restricted Stock and Performance Awards, provided that in the event of a Participant's retirement, permanent and total disability, or death, or in cases of special circumstances, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

         (d) Termination for Cause. Notwithstanding the other provisions hereof, a Stock Incentive granted to a Participant shall expire and the Participant shall thereupon forfeit all rights thereunder if the Participant is terminated for cause due to the misconduct of the Participant. The Committee shall, in its sole discretion, determine whether a termination was for cause due to misconduct.

10.      ADJUSTMENT PROVISIONS.

         In the event of a reorganization of the Company, equitable adjustments shall be made by the Committee in the Plan and in outstanding Stock Incentives. Without limiting the foregoing, the Committee may authorize payments of cash or other consideration with respect to outstanding Stock Incentives or it may otherwise adjust the terms of the Stock Incentive with respect to: (a) the number and class of shares or other securities that may be issued or transferred pursuant to Stock Incentives in the aggregate or to any individual, (b) the number and class of shares or other securities which have not been issued or transferred under outstanding Stock Incentives, (c) the purchase price to be paid per share under outstanding Options, and (d) the price to be paid per share by the Company or a subsidiary for shares or other securities issued or transferred pursuant to Stock Incentives which are subject to a right of the Company or an Affiliate to reacquire such shares or other securities. For this purpose, a "reorganization" shall be deemed to have occurred in the event:

                  (i) any recapitalization, reclassification, split-up or consolidation of shares of Common Stock shall be effected;

                  (ii) the outstanding shares of Common Stock are, in connection with a merger or consolidation of the Company or the acquisition by another corporation of Common Stock or of all or part of the assets of the Company, exchanged for a different number or class of shares of stock or other securities of the Company or for shares of the stock or other securities of another corporation;

                  (iii) new, different or additional shares or other securities of the Company or of another corporation are received by the holders of Common Stock; or

                  (iv) any distribution other than an ordinary cash dividend is made to the holders of Common Stock.

         In the event of any other change in the capital structure or in the capital stock of the Company, the Committee shall be authorized to make such appropriate adjustments in the maximum number of shares of Common Stock available for issuance under the Plan in the aggregate or to any individual and any adjustments and/or modifications to outstanding Stock Incentives as it deems appropriate.

11.      CHANGE IN CONTROL.

         Unless the Committee shall otherwise provide in the Award Agreement relating to a Stock Incentive granted under the Plan, upon the occurrence of a Change in Control:

         (a) In the case of Stock Options and Stock Appreciation Rights granted under the Plan or a Prior Plan (other than an Incentive Stock Option granted under a Prior Plan) (i) each outstanding option or right that is not then fully Exercisable shall automatically become fully exercisable until the termination of the option exercise period of the option or right [as modified by subsection (ii) that follows], and (ii) in the event the Participant's employment is terminated within two years after a Change in Control, his or her outstanding options or rights at that date of termination shall be immediately exercisable for a period of three months following such termination, provided, however, that, to the extent the option or right by its terms otherwise permits a longer option exercise period after such termination, such longer period shall govern, and provided further that in no event shall such option or right be exercisable more than ten years after the date of grant.

         (b) Any restrictions and provisions for forfeiture on all outstanding Stock Awards shall automatically expire and immediately lapse and all such awards shall be immediately and fully vested;

         (c) Each Grantee of a Performance Award for an Award Period that has not been completed at the time of the Change in Control shall be deemed to have earned a minimum Performance Award equal to the product of (i) such Participant's maximum award opportunity for such Performance Award, and (ii) a fraction, the numerator of which is the number of full and partial months that have elapsed since the beginning of such Award Period to the date on which the Change in Control occurs, and the denominator of which is the total number of months in such Award Period.

12.      TERM.

         (a) Effective Date. The Plan shall become effective upon its approval by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented, and entitled to vote at a meeting duly held in accordance with applicable law.

         (b) Expiration Date. No Stock Incentives shall be granted under the Plan after December 11, 2005. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Stock Incentive granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Stock Incentive shall, continue after the authority for grant of new Stock Incentives hereunder has been exhausted.

13.      ADMINISTRATION.

         (a) Committee. The Plan shall be administered by the Committee which shall consist of not less than three directors of the Company designated by the Board of Directors; provided, however, that no director shall be designated as or continue to be a member of the Committee unless he shall at the time of designation and throughout his service be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule or statute at the time in effect) and be an "outside director" for purposes of Section 162(m) of the Code.

         (b) Delegation by the Board. The Board of Directors by adoption of the Plan delegates to the Committee all of its authority under the Plan, including the authority to award Stock Incentives, but excluding the authority to amend or discontinue the Plan.

         (c) Authority of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Stock Incentives to be granted to an eligible employee; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Stock Incentives; (iv) determine the terms and conditions of any Stock Incentive; (v) determine whether, to what extent, and under what circumstances Stock Incentives may be settled or exercised in cash, shares of Common Stock, other securities, other Stock Incentives or other property, or canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Stock Incentives, other property, and other amount payable with respect to a Stock Incentive shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Stock Incentive made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

         (d) Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Stock Incentive shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Stock Incentive, any stockholder and any employee.

         (e) Liability of Committee Members. Members of the Board of Directors and members of the Committee acting under the Plan shall be fully protected in relying in good faith upon the advice of counsel and shall incur no liability except for willful misconduct in the performance of their duties.

         (f) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Stock Incentives to, or to cancel, modify or waive rights with respect to, or to alter discontinue, suspend, or terminate Stock Incentives held by, Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

14.      GENERAL PROVISIONS.

         (a) No Rights to Employment. Nothing in the Plan nor in any instrument executed pursuant thereto shall confer upon any Participant any right to continue in the employ of the Company or an Affiliate or shall affect the right of the Company or of an Affiliate to terminate the employment of any Participant with or without cause.

         (b) Share Issuance Subject to Compliance with Applicable Law. No shares of Common Stock shall be issued or transferred pursuant to a Stock Incentive unless the Company is satisfied that there has been compliance with all legal requirements applicable to the issuance or transfer of such shares. In connection with any such issuance or transfer, the person acquiring the shares shall, if requested by the Company, give assurances satisfactory to the Company that the shares are being acquired for investment and not with a view to resale or distribution thereof and assurances in respect of such other matters as the Company may deem desirable to assure compliance with all applicable legal requirements.

         (c) No Rights as Stockholder. Subject to the provisions of the applicable Stock Incentive, no Participant (individually or as a member of a group), and no beneficiary or other person claiming under or through him, shall have any right, title or interest in or to any shares of Common Stock allocated or reserved for the purposes of the Plan or subject to any Stock Incentive, except as to such shares of Common Stock, if any, as shall have been issued or transferred to him.

         (d) Grants of Stock Incentives to Future Employees. The Company or Affiliate may, with the approval of the Committee, enter into an agreement or other commitment to grant a Stock Incentive in the future to a person who is or will be at the time of grant a Key Employee, and, notwithstanding any other provision of the Plan, any such agreement or commitment shall not be deemed the grant of a Stock Incentive until the date on which the Committee takes action to implement such agreement or commitment, which date shall for the purpose of the Plan be the date of grant.

         (e) Implementation of Stock Incentives by Affiliates. In the case of a grant of a Stock Incentive to any employee of an Affiliate, such grant may, if the Committee so directs, be implemented by the Company issuing or transferring the shares, if any, covered by the Stock Incentive to the

Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the shares to the employee in accordance with the terms of the Stock Incentive. Notwithstanding any other provision hereof, such Stock Incentive may be issued by and in the name of the Affiliate and shall be deemed granted on the date it is approved by the Committee or on such later date as the Committee shall specify.

         (f) Withholding and Payment of Taxes. The Company or an Affiliate may make such provisions as it may deem appropriate for the withholding of any taxes which the Company or Affiliate determines it is permitted or required to withhold in connection with any Stock Incentive. Such provisions may include a requirement that all or part of the amount of such taxes be paid to the Company or Affiliate, in cash, at the time of settlement. Such provisions may also permit the payment of such taxes through the withholding of shares of Common Stock to be issued under a Stock Incentive or the delivery of shares owned by the Participant.

         (g) Nontransferability. No Stock Incentive and no rights under a Stock Incentive or under the Plan, contingent or otherwise, shall, by operation of law or otherwise, be transferable or assignable or subject to any encumbrance, pledge, hypothecation or charge of any nature, or to execution, attachment or other legal process, except that, in the event of the death of the holder of a Stock Incentive, the holder's rights under the Stock Incentive may pass, as provided by law, to the legal representatives of the holder, and such legal representatives may transfer any rights in respect of such Stock Incentive to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Stock Incentive, or in the case of intestacy, under the applicable laws relating to intestacy. During the life of a holder of a Stock Incentive, the Stock Incentive shall be exercisable only by such holder. Notwithstanding the foregoing, a Stock Incentive may be transferable, to the extent set forth in the applicable Award Agreement, (i) if such Award Agreement provisions do not disqualify such Award for exemption under Rule 16b-3 or (ii) if such Stock Incentive is not intended to qualify for exemption under such rule.

         (h) Other Compensation. Nothing in the Plan is intended to be a substitute for, or shall preclude or limit the establishment or continuation of, any other plan, practice or arrangement for the payment of compensation or fringe benefits to employees generally, or to any class or group of employees, which the Company or any Affiliate now has or may hereafter lawfully put into effect, including, without limitation, any retirement, pension, profit-sharing, insurance, stock purchase, incentive compensation or bonus plan; provided, that upon adoption of the Plan, the 1987 Plan shall terminate, except with respect to rights then outstanding.

         (j) Place of Administration. The place of administration of the Plan shall conclusively be deemed to be within the State of Missouri and the validity, construction, interpretation and administration of the Plan and of any rules and regulations or determinations or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be governed by and be determined exclusively and solely in accordance with, the laws of the State of Missouri. Without limiting the generality of the foregoing, the period within which any action arising under or in connection with the Plan, or any payment or award made or purportedly made under or in connection therewith, must be commenced, shall be governed by the laws of the State of Missouri, irrespective of the place where the act or omission complained of took place and of the residence of any party to such action and irrespective of the place where the action may be brought.

         (k) Substitute Options. Stock Incentives may be granted under the Plan from time to time in substitution for stock incentives held by employees of other corporations who are about to become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or an Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the stock incentives in substitution for which they are granted.

15.      AMENDMENT OR DISCONTINUANCE OF PLAN.

         (a) Amendment. The Plan may be amended by the Board of Directors at any time, provided that without the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present or represented, and entitled to vote at a meeting duly held in accordance with applicable law, no amendment shall be made which (i) increases the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in paragraph (a) of Section 4, (ii) amends the provisions of paragraph (a) of
Section 13 with respect to eligibility and disinterest of members of the Committee, (iii) permits any person who does not meet the eligibility requirements of the Plan to be granted a Stock Incentive, (iv) amends the provisions of Sections 5, 6, 7 or 8 to permit shares to be valued or to be optioned at less than 100% of Fair Market Value, (v) amends Section 12. to extend the term of the Plan, or (vi) amends this Section 15.

         (b) Discontinuance. The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue the Plan.

         (c) Consents. No amendment or discontinuance of the Plan by the Board of Directors or the stockholders of the Company shall adversely affect, without the consent of the holder thereof, any Stock Incentive theretofore granted.

                                                                EXHIBIT B

                    BUTLER MANUFACTURING COMPANY
                DIRECTOR STOCK COMPENSATION PROGRAM

1.Purpose. The purpose of this Director Stock Compensation Program ("Program") is to enable members of the Board of Directors (the "Board") of Butler Manufacturing Company (the "Company") who are not employees of the Company ("Outside Directors") to increase their proprietary interest in the success and progress of the Company through their ownership of additional shares of the Common Stock, no par value, of the Company (the "Common Stock").

2. Participation. Each person becoming an Outside Director of the Company shall participate in the Program commencing on the later of the date of adoption of this Program by the stockholders or the date the person becomes an Outside
Director and shall continue to participate until the resignation, non-reelection, death or disability of any such Outside Director ("Participant").

3.       Payment of Annual Cash Retainer In Stock.

         (a) Payment of Retainer. The dollar amount of the annual retainer payable to Outside Directors as established by the Board from time to time shall be credited in Common Stock to accounts for each Participant ("Stock Account") maintained by the Board Organization Committee of the Board of Directors ("the Committee"). The amount of the credit for each calendar quarter for each Participant shall be such number of shares of Common Stock of the Company as is equal to one fourth of the dollar amount of the annual retainer payable to each Participant divided by the Fair Market Value of one share of Common Stock on the date the credit is made. The credit shall be made on the fifth (5th) Business Day of each calendar quarter.

         (b) Dividends, etc. An amount equal to any cash dividends payable on shares of Common Stock shall also be credited to a Participant's Stock Account in shares of Common Stock on the payment date for such dividend on all shares of Common Stock. The amount of such credit to each Participant's Stock Account for cash dividends shall be such number of shares of Common Stock as is equal to the amount of the cash dividend payable on shares of Common Stock credited to the Participant's Stock Account divided by the Fair Market Value of one share of Common Stock on the date the credit is made. The number of shares credited to Participant Stock Accounts shall be adjusted to reflect any stock split, stock dividend, the issuance of stock purchase rights or similar transactions effected prior to the issuance of stock certificates.

         (c) Fair Market Value. The Fair Market Value of a share of Common Stock shall mean the last sale price for the Company's Common Stock on the NASDAQ National Market, or if the Company's Common Stock is not traded on that day, on the next preceding day on which the Common Stock was so traded.

4. Issue of Stock Certificates. The Company shall issue from the Treasury or from authorized but unissued shares a certificate to each Participant in the amount of whole shares of Common Stock credited to the Participant's Stock Account (a) annually on the 10th Business Day after the last calendar quarter of each year, (b) upon termination of participation or (c) upon termination of the Program.

                              B-1

Until the issuance of the stock certificate, no right to vote or receive dividends or other rights as a stockholder shall exist as to the shares of Common Stock credited to a Participant's Stock Account, except to the extent specified in Section 3. Upon any termination of Participation, termination of the Program or any other distribution of a Participant's Stock Account in whole, any fraction of a share of Common Stock shall be distributed in cash equal to the Fair Market Value of the fractional share. Any other property credited to the Participant's Stock Account other than shares of Common Stock shall be distributed in kind or in cash equal to the fair market value thereof as determined by the Committee.

5. Amount of Annual Retainer. The amount of the Annual Retainer shall be determined by the full Board of Directors from time to time, but not more frequently than annually.

6. Administration. The Program shall be administered by the Committee, which shall have full power and authority to construe and administer the Program. Any action taken under the provisions of the Program by the Committee arising out of or in connection with the administration, construction, or effect of the Program or any rules adopted thereunder shall, in each case, lie within the discretion of the Committee and shall be conclusive and binding upon the Company and upon all Participants, and all persons claiming under or through any of them.

7. Beneficiary Designation. A Participant shall designate a beneficiary or beneficiaries who, upon the Participant's death, shall receive the Shares and any other items credited to a Participant's Stock Accounts that otherwise would have been delivered to the Participant. All designations shall be in writing and signed by the Participant. The designation shall be effective only if an when delivered to the Company during the lifetime of the Participant. The Participant also may change beneficiaries by a signed, written instrument delivered to the Company. The delivery of Shares shall be in accordance with the last unrevoked written designation of beneficiary that has been signed and delivered to the Secretary of the Company. In the event the Participant does not designate a beneficiary, in the event that all of the beneficiaries named pursuant to this section predecease the Participant, or if for any reason such designation is ineffective in whole or in part, the Shares and other items credited to the Participant's account that otherwise would have been delivered to the Participant shall be delivered to the Participant's estate, and in such event, the term "beneficiary" shall include such estate.

8. Transferability. The rights and privileges conferred under this Program shall not be subject to execution, attachment or similar process and may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or the laws of descent and distribution or a "qualified domestic relations order" as defined in the Internal Revenue Code, as amended from time to time.

9. Approval; Effective Date. This Program shall become effective when approved by the holders of a majority of the Common Stock present or represented and entitled to vote at a meeting of stockholders.

10. Amendment and Termination. Subject to the provisions of Section 5, this Program may be amended by the Board of Directors of the Company from time to time, and may be terminated by the Board of Directors or Stockholders, except that any such action shall not adversely affect any Participant's rights under the Program that had accrued prior to such amendment or termination.

                                       B-2

11. Expenses of the Program. All costs and expenses of the Program shall be borne by the Company and none of such expense shall be charged to any Participant.

12. Compliance with Rule 16b-3. It is the intention of the Company that the operation of the Program comply in all respects with Rule 16b-3 under Section 16(b) of the Securities Exchange Act of 1934, as amended, and that all Participants remain Disinterested Persons as defined by such Rule. Accordingly, if any Program provision is later found to cause any crediting of Common Stock to fail to qualify under Rule 16b-3 for an exemption from the operation of
Section 16(b) or if any Program provision would disqualify Participants from remaining Disinterested Directors under Rule 16b-3, that provision shall be deemed null and void, and in all events the Program shall be construed in favor of its meeting the requirements of Rule 16b-3.




                                       B-3

                                                     March 11, 1996



TO:      Participants

         BUTLER MANUFACTURING COMPANY
         EMPLOYEE STOCK OWNERSHIP PLAN TRUST (ESOP)

The shares shown on the enclosed instruction card are credited to your stock account in the above Plan as of December 31, 1995. In accordance with the terms of the Plan, each participant has the right to instruct the Trustee, Boatmen's Trust Company of Kansas City, how these shares shall be voted. To assist in that process, an Annual Report to Stockholders for 1995 and a proxy statement for the meeting are either enclosed with this letter or have been mailed to you as a Stockholder.

PLEASE USE THE ENCLOSED INSTRUCTION CARD TO INSTRUCT THE TRUSTEE
HOW TO VOTE.

Please put your instruction card in the white envelope enclosed for your convenience and deposit it in the place provided by your Human Resources Department for transmittal to the Trustee. Your instruction card will be furnished to the Trustee with the instructions of other participants. If you prefer, you may mail your card directly to the Trustee in the enclosed envelope. In any event, your voting instructions to the Trustee shall be kept confidential and shall not be communicated to the Company or any director, officer or employee of the Company or any affiliated company. If the card is returned signed without direction or no card is received, the shares will be voted in the same proportion as the Trustee has been instructed to vote by participants giving valid instructions.

We suggest that you mail the instructions by March 29, 1996, to allow the Trustee time to vote the shares according to your instructions.

The Company invites you to attend the Annual Meeting of Stockholders which will be held in Kansas City, Missouri, at Atkins Auditorium, Nelson-Atkins Museum of Art, 4525 Oak Street on April 16, 1996, at 9:30 a.m.

                                            Cordially yours,

                                            BUTLER MANUFACTURING COMPANY
                                            EMPLOYEE STOCK OWNERSHIP PLAN TRUST
                                            (ESOP)

                                            Boatmen's Trust Company of Kansas
                                            City, Trustee
Enclosures

                               [BUTLER LOGO]
                             INSTRUCTION CARD
INSTRUCTIONS TO: Boatmen's Trust Company of Kansas City, Trustee of the Butler
   Manufacturing Company Employee Stock Ownership Plan Trust, for voting at the Annual Meeting of Stockholders of Butler Manufacturing Company on April 16, 1996.

Pleae vote the shares held by you for my account as specified below.

1.   Election of three Class A Directors - Nominees:  HAROLD G. BERNTHAL,
     C. L. WILLIAM HAW,  DONALD H. PRATT

       [ ] FOR all Nominees.     [ ]  AUTHORITY WITHHELD from all Nominees.

       [ ] FOR all nominees, except vote withheld for the following Nominee(s):
           _______________________________

2.   Proposal to increase the authorized common stock of the Company.
      [ ]  For    [ ] Against  [ ]  Abstain

3.   Proposal to approve the  Stock Incentive Plan of 1996.
      [ ]  For    [ ] Against  [ ]  Abstain

4.   Proposal to approve the  Director Stock Compensation Program.
      [ ]  For    [ ] Against  [ ]  Abstain

5. In your discretion, you are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote FOR the Director Nominees and FOR each proposal.

           BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD






(Reverse Side)


              (See reverse side for matters to be voted on)

The undersigned has received the Company's Annual Report for 1995 and its Proxy Statement. IF THE INSTRUCTION CARD IS NOT RETURNED OR IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED INSTRUCTION CARD IS RETURNED, THE SHARES WILL BE VOTED ON EACH BALLOT ITEM IN THE SAME PROPORTION AS THE TRUSTEE HAS BEEN INSTRUCTED TO VOTE BY PARTICIPANTS GIVING VALID INSTRUCTIONS.


                                          _____________________________
                                          Participant's Signature

                                          Date_________________________
    (Please complete, date and sign exactly as your name appears.)

              RETURN CARD PROMPTLY IN ACCOMPANYING ENVELOPE

                             [BUTLER LOGO]
                     BUTLER MANUFACTURING COMPANY                      PROXY
         P.O. Box 419917, Kansas City, Missouri 64141-0917
    This Proxy is Solicited on Behalf of the Board of Directors

The undersigned appoints Donald H. Pratt, George E. Powell, Jr. and Robert H. West, or any of them, each with full power to appoint his substitute, proxies to vote, in the manner specified below, all of the shares of common stock of Butler Manufacturing Company, held by the undersigned at the Annual Meeting of Stockholders to be held on April 16, 1996 or at any adjournment thereof.

1.   Election of three Class A Directors - Nominees:  HAROLD G. BERNTHAL,
     C. L. WILLIAM HAW,  DONALD H. PRATT

      [ } FOR all Nominees. [ ]  AUTHORITY WITHHELD from all Nominees.

      [ ] FOR all nominees, except vote withheld for the following Nominee(s):
          _________________________________.

2.   Proposal to increase the authorized common stock of the Company.

      [ ] For  [ ] Against  [ ] Abstain

3.   Proposal to approve the  Stock Incentive Plan of 1996.
      [ ]  For    [ ] Against  [ ]  Abstain

4.   Proposal to approve the  Director Stock Compensation Program.
      [ ]  For    [ ] Against  [ ]  Abstain

5. In your discretion, you are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends a vote FOR the Director Nominees and FOR each proposal.

          BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS CARD

(Reverse side)

                (See reverse side for matters to be voted on)

The undersigned has received the Company's Annual Report for 1995 and its Proxy Statement. This Proxy is revocable and it shall not be voted if the undersigned is present and voting in person. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THE SHARES WILL BE VOTED "FOR" ALL NOMINEES AND '"FOR" ALL PROPOSALS.
                                   _________________________________
                                   Stockholder's Signature

                                   _________________________________
                                   Stockholder's Signature

                                   Dated_______________
        (Please sign exactly as your name(s) appear. All joint owners must sign; executors, trustees, custodians, etc. should indicate the capacity in which they are signing.)

         PLEASE RETURN THE PROXY PROMPTLY IN THE ACCOMPANYING ENVELOPE.